Exhibit 10.1

Execution Version

AMENDMENT NO. 13 TO CREDIT AGREEMENT

This AMENDMENT NO. 13 TO CREDIT AGREEMENT (this “Agreement”), dated as of July 5, 2023 (the “Signing Date”), is entered into by and among BKRF OCB, LLC, a Delaware limited liability company (the “Borrower”), BKRF OCP, LLC, a Delaware limited liability company (“Holdings”), Bakersfield Renewable Fuels, LLC, a Delaware limited liability company (the “Project Company”), Orion Energy Partners TP Agent, LLC, in its capacity as the administrative agent (in such capacity, the “Administrative Agent”), and the Tranche A Lenders, Tranche B Lenders, Tranche C Lenders and Tranche D Lenders party hereto, constituting 100% of the Tranche A Lenders, the Tranche B Lenders, the Tranche C Lenders and Tranche D Lenders party to the Credit Agreement (as defined below) (the “Signatory Lenders”). As used in this Agreement, capitalized terms which are not defined herein shall have the meanings ascribed to such terms in the Credit Agreement unless otherwise specified.

W I T N E S S E T H

WHEREAS, the Borrower, Holdings, the Administrative Agent, Orion Energy Partners TP Agent, LLC, in its capacity as the collateral agent, and each Tranche A Lender, Tranche B Lender and Tranche C Lender from time to time party thereto have entered into that certain Credit Agreement, dated as of May 4, 2020 (as amended, amended and restated, modified and supplemented on or prior to the date hereof, the “Credit Agreement” and the Credit Agreement as expressly amended by this Agreement, the “Amended Credit Agreement”);

WHEREAS, the Borrower and the Lenders entered into the Credit Agreement based on certain estimated costs to install, develop and construct the Project;

WHEREAS, pursuant to Amendment No. 10 to Credit Agreement, dated as of January 30, 2023 (the “Tenth Amendment”), by and among the Borrower, Holdings, the Project Company, the Administrative Agent and the Lenders party thereto, the parties established a term loan facility of up to $40,000,000 (the “Tranche C Facility”);

WHEREAS, pursuant to Amendment No. 11 to Credit Agreement, dated as of May 19, 2023 (the “Eleventh Amendment”), by and among the Borrower, Holdings, the Project Company, the Administrative Agent and the Lenders party thereto, the parties increased the Tranche C Facility to $47,000,000;

WHEREAS, pursuant to Amendment No. 12 to Credit Agreement, dated as of June 20, 2023 (the “Twelfth Amendment”), by and among the Borrower, Holdings, the Project Company, the Administrative Agent and the Lenders party thereto, the parties increased the Tranche C Facility to $54,000,000;

WHEREAS, prior to the date hereof, Tranche C Lenders had funded $51,000,000 of Tranche C Loans under the Tranche C Facility;

WHEREAS, the Credit Agreement needs to be revised to more accurately reflect the updated scope and cost estimates to install, develop and construct the Project;

WHEREAS, in order to fund the installation, development, construction and operation of the Project, the parties hereto have determined that the following modifications to the Credit Agreement are required: (a) a new term loan facility with a principal amount of up to $110,000,000 (which may be increased up to $140,000,000 subject to the Required Lenders’ reasonable discretion) (the “Tranche D Facility” and the commitments in respect thereof, the “Tranche D Commitments”) needs to be established, a portion of which will be funded on or around the date hereof as specified herein; and (b) $29,000,000 of the Tranche C Loans funded under the Tranche C Facility need to be allocated to the Tranche D Facility as specified on Exhibit A hereto.

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WHEREAS, each Lender identified on such Lender’s signature page as a “Tranche D Lender” (each, a “Tranche D Lender”) is willing to provide the Tranche D Commitments or has funded Tranche C Loans which are being converted to Tranche D Loans as provided herein, in each case, subject to the terms herein and in the Amended Credit Agreement;

WHEREAS, pursuant to this Agreement, the Borrower has requested, and the parties hereto have agreed, subject to the satisfaction of the conditions precedent set forth in this Agreement, to amend the Credit Agreement effective as of the Thirteenth Amendment Effective Date as set forth herein; and

WHEREAS, the Borrower, Holdings, the Project Company, the Administrative Agent and the Signatory Lenders entered into that certain Waiver No. 8 to Credit Agreement, dated as of the date hereof (the “Waiver”), pursuant to which the Signatory Lenders waived the Specified Defaults (as defined in the Waiver).

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Tranche C Commitments; Tranche D Commitments.

(a)       Subject to the satisfaction of all of the conditions precedent set forth in Section 5 hereof, as of the Thirteenth Amendment Effective Date:

(i)       each of the parties hereto agrees to the creation of a new Tranche D Facility term loan facility in an amount up to $110,000,000;

(ii)       each of the parties hereto acknowledges and agrees that the Tranche D Facility may be increased by the Borrower and the Required Lenders (without the consent of any other Person) in amounts up to an aggregate of $140,000,000, so long as (A) the Required Lenders have reasonably determined that such increase is required by the Borrower to reach Substantial Completion, (B) no Lender shall be forced to participate in such increase without its written consent and (C) participation in any such increase shall have been offered to all of the Lenders on a ratable basis;

(iii)       each Tranche C Lender, Tranche D Lender, the Administrative Agent and the Loan Parties acknowledge and agree that a portion of the Tranche C Loans funded prior to the date hereof are being recharacterized as Tranche D Loans and the warrants previously granted pursuant to the Tenth Amendment and Eleventh Amendment in respect of such Loans are hereby reallocated to other Lenders so that the warrants are allocated among the Lenders as specified on Exhibit C-1 and Exhibit C-2; and

(iv)       each Tranche D Lender hereby severally commits to make one or more Tranche D Loans to the Borrower pursuant to the provisions of, and subject to the conditions contained in, the Amended Credit Agreement in an amount up to the commitment amount set forth next to such Tranche D Lender’s name on Exhibit A attached hereto under the caption “Total Tranche D Commitments”.

(b)       Each Tranche D Lender with commitments in respect of the Tranche D Facility hereby agrees to make Tranche D Loans in the amount set forth next to such Lender’s name on Exhibit A attached hereto under the caption “Tranche D Loans to be Funded within 3 BDs of the Thirteenth Amendment Effective Date” notwithstanding the notice period required by Section 2.01(d) of the Credit Agreement and to be funded within three (3) Business Days of the Thirteenth Amendment Effective Date.

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(c)       As of the Thirteenth Amendment Effective Date, Tranche D Lenders have only provided commitments for $36,000,000 of the Tranche D Facility (inclusive of any Tranche C Loans being converted to Tranche D Loans). The parties hereto acknowledge and agree that one or more Lenders may become a Tranche D Lender for any uncommitted portion of the Tranche D Facility (any such upsizing Lender, a “Tranche D Upsizing Lender”) subject to the written consent of such Lender (in its sole discretion) and the Administrative Agent, and the Administrative Agent shall promptly thereafter deliver an updated Exhibit A to this Agreement to the other parties hereto thereafter; provided that, any and all Tranche D Loans shall have the same terms and covenants (other than any differences in interest amounts due based on the date such Tranche D Loans were funded). After execution of any such amendment, each Tranche D Upsizing Lender agrees, subject to the satisfaction of the conditions set forth in Section 4.03 of the Amended Credit Agreement and the other provisions of the Financing Documents, to make Tranche D Loans to the Borrower pursuant to the Amended Credit Agreement in one or more draws from the date of such future amendment to this Agreement until the expiration of the Availability Period in an aggregate amount not to exceed the commitment amount set forth next to such Lender’s name on the updated Exhibit A delivered by the Administrative Agent to the other parties hereto.

(d)       Subject to the satisfaction of all the conditions precedent set forth in Section 5 hereof, as of the Thirteenth Amendment Effective Date, each Lender, the Administrative Agent and each of the Loan Parties hereby:

(i)       consents to the upsizing and incurrence by Borrower of the Tranche D Commitments (including any Tranche D Loans incurred in respect thereof);

(ii)       agrees that the Tranche D Commitments, and any Tranche D Loans incurred in respect thereof, shall be Commitments and Loans for all purposes under the Credit Agreement; and

(iii)       agrees that the Required Lenders and any Tranche D Upsizing Lender may amend Exhibit A to this Agreement to have such Tranche D Upsizing Lender’s commitments (up to a total amount of Tranche D Commitments not to exceed $110,000,000, which may be increased up to $140,000,000 in accordance with Section 1(a)(ii) above) reflected on Exhibit A and become effective (without the consent of any other Lender).

2.             Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, as of the Thirteenth Amendment Effective Date, the Borrower, the other Loan Parties, the Administrative Agent and the Signatory Lenders, who constitute all of the Lenders under the Credit Agreement, hereby agree that the Credit Agreement is amended as follows:

(a)       Section 1.01 of the Credit Agreement is hereby amended by replacing the definition of “Availability Period,” “Post-Default Rate,” “Prepayment Premium,” “Tranche C Priority Premium” and “Tranche C Subordinated Premium” with the following:

“Availability Period” means the period from the Thirteenth Amendment Effective Date to and including the earliest to occur of (a) July 31, 2023, (or, with the consent of the Administrative Agent, in its sole discretion, a date after July 31, 2023 notified by the Administrative Agent to the Lenders and Borrower so long as such date is prior to September 30, 2023) (b) the Term Conversion Date and (c) the Maturity Date.

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“Post-Default Rate” means a rate per annum which is equal to the sum of (a)(i) prior to the Maturity Date, 2.00% per annum and (ii) on and after the Maturity Date, 5.00% per annum plus (b) the Interest Rate.

“Prepayment Premium” means:

(a)      with respect to the Tranche A Loans and Tranche B Loans, with respect to any Called Principal, an amount necessary to cause the Tranche A Lenders holding Tranche A Loans or Tranche B Lenders holding Tranche B Loans, as applicable, to earn a fixed income return (taking into account any principal, interest or other amounts paid in cash to such Lender up to date of the prepayment and repayment of any Tranche A Loan or Tranche B Loan, as applicable) of 1.40 multiplied by the Called Principal, as reasonably calculated by the Administrative Agent;

(b)     with respect to the Tranche C Loans, with respect to any Called Principal, an amount equal to the sum of (i) the Tranche C Priority Premium plus (ii) the Tranche C Subordinated Premium, in each case, as reasonably calculated by the Administrative Agent; and

(c)      with respect to the Tranche D Loans, with respect to any Called Principal an amount required to meet the applicable Tranche D Minimum Return, as reasonably calculated by the Administrative Agent.

An example of the Prepayment Premium calculation for the Tranche A Loans, Tranche B Loans and Tranche C Loans is set forth on Part A of Annex II (Prepayment Premium and Tranche D Minimum Return Calculations). An example of the Tranche D Minimum Return calculation for the Tranche D Loans is set forth on Part B of Annex II (Prepayment Premium and Tranche D Minimum Return Calculations).

“Tranche C Priority Premium” means, in respect of any Tranche C Loan, an amount necessary to cause the Tranche C Lenders holding Tranche C Loans to earn a fixed income return (taking into account any principal, interest or other amounts paid in cash to such Lender up to date of the prepayment and repayment of any Tranche C Loan) of 1.40 multiplied by the Called Principal.

“Tranche C Subordinated Premium” means, in respect of any Tranche C Loan, an amount necessary to cause the Tranche C Lenders holding Tranche C Loans to earn a fixed income return (taking into account any principal, interest or other amounts paid in cash to such Lender up to date of the prepayment and repayment of any Tranche C Loan) of 2.00 multiplied by the Called Principal (but in any event, without duplication of the Tranche C Priority Premium).

(b)            Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions:

“Thirteenth Amendment” means that certain Amendment No. 13 to Credit Agreement, dated as of July 5, 2023, by and among the Borrower, Holdings, the Project Company, the Administrative Agent and the Lenders party thereto.

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“Thirteenth Amendment Effective Date” has the meaning assigned to such term in the Twelfth Amendment.

“Tranche A/B/C Obligations” means any Obligations owing to a Secured Party in respect of Tranche A Loans, Tranche B Loans, Tranche C Loans, Tranche A Commitments, Tranche B Commitments, Tranche C Commitments or interest, fees and Prepayment Premium in respect thereof.

“Tranche D Commitment” means, with respect to any Lender at any time, the amount set forth opposite such Lender’s name on Annex I under the caption “Tranche D Commitment” or, if such Lender has entered into one or more Assignment and Assumptions following the Thirteenth Amendment Effective Date, the amount set forth for such Lender in the Register maintained by the Administrative Agent as such Lender’s “Tranche D Commitment”.

“Tranche D Lender” means (a) a lender that holds Tranche D Loans and/or Tranche D Commitments and (b) each Person that shall become a Tranche D Lender hereunder pursuant to an Assignment and Assumption that assumes Tranche D Loans and/or Tranche D Commitments, in each case, so long as such lender continues to hold such Tranche D Loans and/or Tranche D Commitments.

“Tranche D Loan” has the meaning assigned to such term in Section 2.01(bbbb).

“Tranche D Minimum Return” means the Tranche D Priority Minimum Return plus the Tranche D Subordinated Minimum Return. An example of the Tranche D Minimum Return calculation for the Tranche D Loans is set forth on Part B of Annex II.

“Tranche D Priority Minimum Return” means an amount necessary to cause the Tranche D Lenders holding Tranche D Loans to earn a fixed income return (taking into account any principal, interest or other amounts paid in cash to such Lender up to date of the prepayment and repayment of any Tranche D Loan) of 1.25 multiplied by the Called Principal.

“Tranche D Subordinated Minimum Return” means (a) on or prior to the date that is six (6) months after the Thirteenth Amendment Effective Date, $0 and (b) after the date that is six (6) months after the Thirteenth Amendment Effective Date, an amount necessary to cause the Tranche D Lenders holding Tranche D Loans to earn a fixed income return (taking into account any principal, interest or other amounts paid in cash to such Lender up to date of the prepayment and repayment of any Tranche D Loan) of 1.60 multiplied by the Called Principal (but in any event, without duplication of the Tranche D Priority Minimum Return).

“Tranche D Obligations” means any Obligations owing to a Secured Party in respect of Tranche D Loans, Tranche D Commitments, Tranche D Minimum Return or interest and fees in respect thereof.

(c)           The following definitions in Section 1.01 of the Credit Agreement are hereby amended and restated as follows:

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“Commitment” means, (i) with respect to each Lender, the commitment of such Lender to make Loans to the Borrower pursuant to Section 2.01, in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on Annex I under the heading “Commitment”, (ii) with respect to each Tranche B Lender, its Tranche B Commitment, (iii) with respect to each Tranche C Lender, its Tranche C Commitment and (iv) with respect to each Tranche D Lender, its Tranche D Commitment.

“Loan” has the meaning assigned to such term in Section 2.01(bbb).

(d)            Section 2.01 of the Credit Agreement is hereby amended by restating clauses (b) and (bb) as follows, adding the following clause (bbb) immediately after clause (bb) therein:

(b)         Tranche B Loans. Subject to the terms and conditions set forth in this Agreement (including Section 4.03) and in reliance upon the representations and warranties of the Loan Parties set forth herein, each Tranche B Lender severally, but not jointly, agrees to advance to Borrower from time to time during the Availability Period such loans as Borrower may request pursuant to this Section 2.01 (exclusive of the Tranche A Loan, individually, a “Tranche B Loan” and, collectively, the “Tranche B Loans”) in an aggregate principal amount which, when added to the aggregate principal amount of all prior Tranche B Loans made by such Lender under this Agreement, does not exceed such Tranche B Lender’s Tranche B Commitment.

(bb)       Tranche C Loans. Subject to the terms and conditions set forth in this Agreement (including Section 4.03) and in reliance upon the representations and warranties of the Loan Parties set forth herein, each Tranche C Lender severally, but not jointly, agrees to advance to Borrower from time to time during the Availability Period such loans as Borrower may request pursuant to this Section 2.01 (exclusive of the Tranche A Loan and Tranche B Loans, individually, a “Tranche C Loan” and, collectively, the “Tranche C Loans”) in an aggregate principal amount which, when added to the aggregate principal amount of all prior Tranche C Loans made by such Lender under this Agreement, does not exceed such Tranche C Lender’s Tranche C Commitment.

As of the Thirteenth Amendment Effective Date, all Tranche A Loans, Tranche B Loans and Tranche C Loans under the Credit Agreement have been funded.

(bbb)     Tranche D Loans. Subject to the terms and conditions set forth in this Agreement (including Section 4.03) and in reliance upon the representations and warranties of the Loan Parties set forth herein, each Tranche D Lender severally, but not jointly, agrees to advance to Borrower from time to time during the Availability Period such loans as Borrower may request pursuant to this Section 2.01 (exclusive of the Tranche A Loan, Tranche B Loans and Tranche C Loans, individually, a “Tranche D Loan” and, collectively, the “Tranche D Loans” and, together with the Tranche A Loans, the Tranche B Loans, the Tranche C Loans, the “Loans”) in an aggregate principal amount which, when added to the aggregate principal amount of all prior Tranche D Loans made by such Lender under this Agreement, does not exceed such Tranche D Lender’s Tranche D Commitment.

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(e)            Section 2.06(b)(vi) is hereby deleted in its entirety and replaced with the following:

“(vi)        Additional Capital Raises. The Borrower shall prepay the Loans of each Lender in an amount equal to the amount of the Second Required Additional Capital Raise, which amount shall be applied in accordance with Section 7.02 within three (3) Business Days of the Loan Parties’ receipt of any such proceeds, accompanied by payment of all accrued interest on the amount prepaid.”

(f)             Section 2.06(c)(iv) of the Credit Agreement is hereby amended by replacing the words “the Obligations are accelerated or otherwise become due prior to their maturity date” with “the Obligations are accelerated, otherwise become due prior to the Maturity Date or are still outstanding as of the Maturity Date”.

(g)           Sections 2.12(a)(i) of the Credit Agreement is hereby amended and restated as follows:

“(i) to the extent any such payments are associated with Orion Energy Partners or its Affiliates, at: Orion Energy Partners TP Agent, LLC (payment instructions: Bank Name: JP Morgan, ABA/Routing No.: 021000021, Account Name: ORION ENERGY PARTNERS TP AGENT, LLC, Account No.: 741999020, Reference: BKRF OCB, LLC).”

(h)           Section 3.06 of the Credit Agreement is hereby amended and restated as follows:

“Section 3.06 Litigation.(a)       Except as set forth on Schedule 3.06 (as such schedule may be updated by the Borrower from time to time in writing by the Borrower to the Administrative Agent), there is no pending or, to the knowledge of any Authorized Representative of any Loan Party, threatened (in writing) litigation, investigation, action or proceeding of or before any court, arbitrator or Governmental Authority (in the case of any of the foregoing not involving the Loan Parties, to the knowledge of any Authorized Representative of any Loan Party) (i) seeking to restrain or prohibit the consummation of the transactions contemplated by the Transaction Documents, (ii) purporting to affect the legality, validity or enforceability of any of the Transaction Documents or (iii) that affects the Project or any material part of the Site; and

(b)       As of any date on which the representation and warranty set forth in this Section 3.06(b) is made, there is no pending or, to the knowledge of any Authorized Representative of any Loan Party, threatened (in writing) litigation, investigation, action or proceeding of or before any court, arbitrator or Governmental Authority (in the case of any of the foregoing not involving the Loan Parties, to the knowledge of any Authorized Representative of any Loan Party) (i) seeking to restrain or prohibit the consummation of the transactions contemplated by the Transaction Documents, (ii) purporting to affect the legality, validity or enforceability of any of the Transaction Documents or (iii) that affects the Project or any material part of the Site, which in any such case (either individually or in the aggregate) under the foregoing clauses (i) through (iii) could reasonably be expected to have a Material Adverse Effect.”

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(i)        Section 3.29(b) of the Credit Agreement is hereby amended and restated as follows:

“(b)        On each Funding Date that occurs after the Thirteenth Amendment Effective Date and after giving effect to the funding of the Tranche D Loans, but, in each case, prior to the Final Completion Date, the sum of (i) the amounts on deposit in the Collateral Accounts, plus (ii) Project Revenues reasonably anticipated to be received by the Project Company prior to Final Completion (up to a cap, in the case of this clause (ii) of the Cash Flow Utilization Cap, if applicable) plus (iii) the proceeds of any Permitted Working Capital Facility and any Permitted Prepaid Sale Arrangement plus (iv) the amount of any unfunded Commitments is expected to be sufficient to cause the Project to achieve Substantial Completion and Final Completion.”

(j)       Section 4.03(g) of the Credit Agreement is hereby amended and restated as follows:

“(g)        Equity Kicker. In connection with each Funding Date (other than with respect to any Tranche C Loans or Tranche D Loans), (i) such Lender (or the Lender Equity Owner Affiliated with such Lender) shall have been granted Class B Units on the terms set forth in the HoldCo Borrower LLC Agreement so that such Lender (or its Affiliated Lender Equity Owner) holds a proportion of Class B Units (relative to all Class B Units) equal to the proportion of Tranche A Loans and Tranche B Loans of such Lender (relative to all Tranche A Loans and Tranche B Loans then outstanding) (and, if required under the Holdco Borrower LLC Agreement, such Lender shall sign a joinder to such agreement), (ii) such Lender and Borrower shall have agreed in writing as to the portion of such Loan allocated to the purchase of the corresponding Equity Kicker as required pursuant to Section 2.01(f) and (iii) if the HoldCo Borrower LLC Agreement has been amended since the Closing Date, such amendment shall be in form reasonably satisfactory to the Required Lenders.”

(k)       Section 4.03(h) of the Credit Agreement is hereby amended and restated as follows:

“(h)        In respect of any borrowing of Tranche D Loans, (i) the Administrative Agent (in its sole discretion) has consented to such borrowing and the use of proceeds relating to such Loans, (ii) Borrower has delivered to the Administrative Agent a funds flow memorandum detailing the proposed flow, and use, of the Loan proceeds within three (3) Business Days of such date of borrowing, in form and substance reasonably satisfactory to the Administrative Agent and (iii) the Borrower has paid, or caused to be paid, to each Tranche D Lender an upsize premium in the form of warrants to obtain the shares of common equity of the Sponsor at the strike prices set forth in Exhibit C-2 to the Thirteenth Amendment in the amount specified in the column titled “Additional Warrants – Unfunded Tranche D Commitments”, substantially in the form attached as Exhibit D to the Thirteenth Amendment, which warrants shall be payable to each Tranche D Lender (or its designated Affiliate) ratably.”

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(l)       Section 5.30(a) of the Credit Agreement is hereby amended and restated as follows:

“(a)        Additional Capital Raises. (i) The Loan Parties shall (A) as promptly as reasonably practicable, but in any event on or prior to July 31, 2023, complete an Additional Capital Raise in an aggregate amount equal to at least $10,000,000 (such additional capital raise, the “First Required Additional Capital Raise”); provided, that the Loan Parties shall use commercially reasonable efforts to complete such First Required Additional Capital Raise in an aggregate amount equal to at least $30,000,000 and (B) cause the proceeds of the First Required Additional Capital Raise to be deposited into the Construction Account and (ii) in addition, the Loan Parties shall (A) as promptly as reasonably practicable, but in any event on or prior to July 5, 2024, complete an Additional Capital Raise in an aggregate amount equal to at least $170,000,000 in excess of the First Required Additional Capital Raise (such additional capital raise, the “Second Required Additional Capital Raise”) and (B) cause the Second Required Additional Capital Raise to be used to repay the loans in accordance with Section 2.06(b)(vi).”

(m)       Section 5.30(b)(ii) of the Credit Agreement is hereby amended by replacing the reference therein from “Commencing no later than June 30, 2023” to “Commencing no later than September 1, 2023”.

(n)       Section 5.30(b)(iv) of the Credit Agreement is hereby amended by replacing the reference therein from “No later than June 30, 2023” to “No later than August 15, 2023”.

(o)       Section 5.30(b)(v) of the Credit Agreement is hereby amended by replacing the reference therein from “No later than June 30, 2023” to “No later than August 15, 2023”.

(p)       Section 5.30(b) of the Credit Agreement is hereby amended to add a new clause (vi) as follows:

“(vi)        No later than August 15, 2023, the Borrower shall use its best efforts to cause the Sponsor and the Sponsor’s board of directors to implement an executive incentive plan relating to the management of the Sponsor and its subsidiaries, which plan shall be acceptable to the Administrative Agent in its sole discretion.”

(q)       Section 5.30 of the Credit Agreement is hereby amended to add new clauses (c) and (d) as follows:

“(c)        Working Capital Facility. The Loan Parties shall as promptly as reasonably practicable, but in any event on or prior to October 1, 2023, incur a Permitted Working Capital Facility in an aggregate amount at least equal to $100,000,000.

(d)       Commercial Execution Plan. The Loan Parties shall, within five (5) days of the Tranche D Effective Date, have a third-party that is reasonably acceptable to the Administrative Agent develop a commercial execution plan, which plan shall be subject to the approval of the Loan Parties and acceptable to the Administrative Agent, in its sole discretion. Thereafter, the Loan Parties (i) shall promptly, and in any event within thirty (30) days, implement such plan in a manner that is acceptable to the Administrative Agent, in its sole discretion and (ii) acknowledge that time is of the essence and, as a result, shall provide the Administrative Agent with regular updates (no less frequently than once per 7 days) as to its status of implementing such plan.”

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(r)        Section 7.01(r) of the Credit Agreement is hereby amended and restated as follows:

“(r)      the outstanding principal amount of the Loans exceeds (i) $470,000,000 on or after June 30, 2024 or (ii) $370,000,000 on or after June 30, 2025.”

(s)       Section 7.01(s) of the Credit Agreement is hereby amended and restated as follows:

“(s)       (i) Loan Parties shall fail to complete the First Required Additional Capital Raise on or before July 31, 2023 or (ii) Loan Parties shall fail to complete the Second Required Additional Capital Raise on or before July 5, 2024.”

(t)            Section 7.02 to the Credit Agreement is hereby amended and restated as follows:

Section 7.02     Application of Proceeds. Subject to the terms of the ABL Intercreditor Agreement or the Term Intercreditor Agreement, the proceeds of (a) any collection, sale or other realization of all or any part of the Collateral and (b) any Obligations repaid or prepaid pursuant to this agreement (excluding (x) repayments of interest and (y) mandatory repayments of the ECF Sweep Amount in accordance with Section 2.06(b)(v), which shall, in both cases, be applied to Loans of all tranches ratably, but otherwise including any other repayments and prepayments made in accordance with Section 2.06) shall be applied in the following order of priority:

(a)       first, to any fees, costs, charges, expenses and indemnities then due and payable to Agents under any Financing Document pro rata based on such respective amounts then due to such Persons;

(b)       second, to the respective outstanding fees, costs, charges, expenses and indemnities then due and payable to the other Secured Parties under any Financing Document pro rata based on such respective amounts then due to such Persons;

(c)       third, to any accrued but unpaid interest on the Tranche D Obligations owed to the Secured Parties pro rata based on such respective amounts then due to the Secured Parties;

(d)       fourth, to any principal amount of the Tranche D Obligations (excluding the Tranche D Minimum Return but including any amounts previously paid in kind pursuant to Section 2.08(e)) owed to the Secured Parties pro rata based on such respective amounts then due to the Secured Parties;

(e)       fifth, to the Tranche D Priority Minimum Return owed to the Secured Parties pro rata based on such respective amounts then due to the Secured Parties;

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(f)       sixth, to any accrued but unpaid interest on the Tranche A/B/C Obligations owed to the Secured Parties pro rata based on such respective amounts then due to the Secured Parties;

(g)       seventh, to any principal amount of the Tranche A/B/C Obligations (excluding any Prepayment Premium in respect thereof, but including any amounts previously paid in kind pursuant to Section 2.08(e)) owed to the Secured Parties pro rata based on such respective amounts then due to the Secured Parties;

(h)       eighth, to the Tranche D Subordinated Minimum Return owed to the Secured Parties pro rata based on such respective amounts then due to the Secured Parties;

(i)       ninth, ratably, to (i) Prepayment Premium in respect of Tranche A Loans and Tranche B Loans and (ii) in respect of the Tranche C Loans, to the Tranche C Priority Premium, in each case, owed to the Secured Parties pro rata based on such respective amounts then due to the Secured Parties;

(j)       tenth, ratably, to, in respect of the Tranche C Loans, to the Tranche C Subordinated Premium owed to the Secured Parties pro rata based on such respective amounts then due to the Secured Parties;

(k)       eleventh, to any other unpaid Obligations then due and payable to Secured Parties, pro rata based on such respective amounts then due to the Secured Parties; and

(l)       twelfth, after final payment in full of the amounts described in clauses first through eleventh above and the Discharge of Secured Obligations (as defined in the Security Agreement) shall have occurred, to the Borrower or as otherwise required by Applicable Law.

It is understood that the Loan Parties shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate of the sums referred to in clauses first through eleventh above.

(u)           A new Section 7.03 to the Credit Agreement is hereby added as follows:

Section 7.03       Agent Rights to Cause a Drawing of Loans. If (a) an Event of Default has occurred and is continuing or (b) the Administrative Agent determines that the Borrower does not have sufficient funds in its accounts to achieve Substantial Completion, the Administrative Agent is hereby authorized by the Borrower and the Lenders to, from time to time in the Administrative Agent’s sole discretion, to (i) submit a Borrowing Request on behalf of the Borrower to satisfy Section 4.03(a) and (ii) waive the requirement to deliver a Note in accordance with Section 4.03(b) for such Funding Date. Any loans funded in accordance with the foregoing will be Tranche D Loans for all purposes in accordance with the Credit Agreement. The provisions of this Section 7.03 are for the exclusive benefit of the Administrative Agent and are not intended to benefit any other Person in any way.

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(v)       Section 10.02(b) of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

“Notwithstanding the foregoing, (a) until the date of Substantial Completion, the Required Lenders (and not any individual Lender) may elect to permit the Borrower to pay all of the Interest Rate due and payable during such period in kind (in lieu of payment in cash) as long as such payment in kind is applied ratably among the Loans and (b) in connection with amendments to certain Material Project Documents, the Required Lenders (and not any individual Lender) shall be permitted to reduce the Interest Rate for all of the Loans to an amount not lower than 10.00%.”

(w)       Annex II (Prepayment Premium) to the Credit Agreement is hereby deleted in its entirety and replaced in its entirety by Annex II (Prepayment Premium and Tranche D Minimum Return Calculations) as set forth in Exhibit B-1 attached hereto.

(x)       Annex III (Target Debt Balances) to the Credit Agreement is hereby deleted in its entirety and replaced in its entirety as set forth in Exhibit B-2 attached hereto.

(y)       Schedule 3.06 (Litigation) to the Credit Agreement is hereby deleted in its entirety and replaced in its entirety as set forth in Exhibit B-3 attached hereto.

3.              Amendment No. 13 Premium; Warrant Allocation.

(a)       As consideration for entry into this Agreement and the Waiver, the Borrower hereby agrees to pay, or cause to be paid, to each Tranche D Lender an Amendment and Upsize Premium in the form of warrants to obtain the shares of common equity at the strike price set forth in Exhibit C-2 hereto in the numbers set forth under the column “Additional Warrants – Unfunded Tranche D Commitments”, substantially in the form attached hereto as Exhibit D (the “Tranche D GCEH Warrants”), which Tranche D GCEH Warrants shall be payable to each Tranche D Lender (or its designated Affiliate) ratably (the “Amendment and Upsize Premium”). The Amendment and Upsize Premium shall be due, earned and payable on the date Tranche D Loans in respect of such unfunded Tranche D Commitments are funded pursuant to Section 4.03 of the Credit Agreement.

(b)       The Borrower hereby agrees that the Amendment and Upsize Premium shall be paid without set-off, deduction or counterclaim and free and clear of, and without deduction by reason of, any taxes.

(c)       All fees and premiums hereunder, once paid, are nonrefundable and are in addition to and not creditable against any other fee or premium payable to any Lender and/or its affiliates in connection with the transactions contemplated by the Credit Agreement or otherwise.

(d)       For U.S. federal income tax purposes, (a) the Tranche D Loans made after the date hereof, together with the Tranche D GCEH Warrants, shall be treated as an investment unit in accordance with Code Section 1273(c)(2) and (b) a portion of the purchase price of the investment unit shall, for U.S. federal income tax purposes, be allocated to the purchase of the corresponding Tranche D GCEH Warrants as mutually agreed by the parties. Each of the parties hereto agrees to file tax returns consistent with such treatment.

(e)       Solely for U.S. federal income, and applicable state and local, purposes, the net fair market value received by the applicable Tranche A Lender, Tranche B Lender and Tranche C Lender resulting from the issuance of the Amendment and Upsize Premium earned on the borrowing date of the applicable Tranche D Loans, plus or minus any increase or decrease in value, respectively, to the Existing Warrants resulting from the Rebalancing of Existing Warrants, shall be treated as a payment on the Tranche A Loans, Tranche B Loans and Tranche C Loans held by such Lenders (in accordance with the ordering provisions of Treasury Regulations Section 1.1275-2(a)). The value of the payments described in the preceding sentence with respect to each such Lender and Loan shall be determined jointly by the Administrative Agent and Borrower (each acting reasonably) and communicated to the other parties reasonably promptly following the date hereof. Within the scope of existing tax law at the filing date, the parties hereto agree to file tax returns consistent with the treatment in this Section 3(e). For clarity, the parties agree that this Section 3(e) shall not affect the amount advanced or paid to any Lender under the Credit Agreement for all non-tax purposes.

12

For purposes of this Amendment, (x) “Existing Warrants” shall mean those warrants specified in the column titled “Warrants – Before Twelfth Amendment” in Exhibits C-1 and C-2 and (y) “Rebalancing of Existing Warrants” shall mean the reallocation of the Existing Warrants in accordance with the Omnibus Warrant Amendment to reflect the updates to the amount of warrants specified in the column titled “Rebalancing of Existing Warrants” in Exhibits C-1 and C-2.

4.            Representations and Warranties. As of the Thirteenth Amendment Effective Date, each Loan Party hereby represents and warrants to the other parties hereto that:

(a)       Each Loan Party has full corporate, limited liability company or other organizational powers, authority and legal right to enter into, deliver and perform its respective obligations under this Agreement, and has taken all necessary corporate, limited liability company or other organizational action to authorize the execution, delivery and performance by it of this Agreement. This Agreement has been duly executed and delivered by the Loan Parties, is in full force and effect and constitutes a legal, valid and binding obligation of the Loan Parties, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited (i) by Bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

(b)       The execution, delivery and performance by each Loan Party of this Agreement does not and will not (i) conflict with the Organizational Documents of such Loan Party, (ii) conflict with or result in a breach of, or constitute a default under, any indenture, loan agreement, mortgage, deed of trust or other instrument or agreement to which such Loan Party is a party or by which it is bound or to which such Loan Party’s property or assets are subject (other than any Material Project Document to which such Loan Party is a party), except where such contravention or breach could not reasonably be expected to be material and adverse to the Loan Parties or Lenders, (iii) conflict with or result in a breach of, or constitute a default under, any Material Project Document to which such Loan Party is a party, (iv) conflict with or result in a breach of, or constitute a default under, in any material respect, any Applicable Law, except where such contravention or breach could not reasonably be expected to have a Material Adverse Effect, or (v) with respect to each Loan Party, result in the creation or imposition of any Lien (other than a Permitted Lien) upon any of such Loan Party’s property or the Collateral.

(c)       After giving effect to the waivers set forth in the Waiver and the amendments set forth in this Agreement, no Default or Event of Default has occurred and is continuing or would result from the transactions contemplated in this Agreement.

(d)       After giving effect to the waivers set forth in the Waiver and the amendments set forth in this Agreement, the representations and warranties of each of the Loan Parties set forth in Article III of the Credit Agreement and in each other Financing Document are true and correct in all material respects (except where already qualified by materiality or Material Adverse Effect, in which case, such representations and warranties are true and correct in all respects) on and as of the Thirteenth Amendment Effective Date (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

13

5.             Effectiveness; Conditions Precedent. This Agreement, including the increased Tranche C Commitments and the Tranche D Commitments, shall become effective on the first date on which each of the following conditions have been satisfied or waived (such date, the “Thirteenth Amendment Effective Date”):

(a)       This Agreement and the Waiver shall have been executed on the Signing Date by the Administrative Agent, the Loan Parties and the Signatory Lenders (such execution not to be unreasonably delayed or waived) and the Administrative Agent shall have received counterparts to each which, when taken together, bear the signatures of each of the other parties hereto.

(b)       Borrower has arranged for payment on the Thirteenth Amendment Effective Date of all reasonable and documented out-of-pocket fees and expenses then due and payable pursuant to the Financing Documents and the funds flow memorandum delivered pursuant to clause (f) below.

(c)       The Borrower has delivered to the Administrative Agent an Officer’s Certificate of each of Borrower and Holdings dated as of the Thirteenth Amendment Effective Date certifying (i) that each of the conditions set forth in this Section 5 have been satisfied in accordance with the terms hereof, (ii) after giving effect to the waivers set forth in the Waiver and the amendments set forth herein, the representations and warranties of each of the Loan Parties set forth in the Financing Documents are true and correct in all material respects (except where already qualified by materiality or Material Adverse Effect, in which case, such representations and warranties are true and correct in all respects) on and as of the Thirteenth Amendment Effective Date (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date) and (iii) after giving effect to the waivers set forth in the Waiver and the amendments set forth herein, no Default or Event of Default has occurred and is continuing as of the Thirteenth Amendment Effective Date.

(d)       As consideration for the amendments set forth herein and the waivers set forth in the Waiver, as of the Thirteenth Amendment Effective Date, each Lender shall have received the Tranche D GCEH Warrants as set forth in Section 3.

(e)       The Administrative Agent and the Lenders shall have received an executed copy of a Borrowing Request for Tranche D Loans in an aggregate amount equal to $7,000,000.

(f)       Borrower shall have delivered to the Administrative Agent a funds flow memorandum detailing the proposed flow, and use, of the Loan proceeds within three (3) Business Days of the Thirteenth Amendment Effective Date, in form and substance reasonably satisfactory to the Administrative Agent.

(g)       The Administrative Agent shall have received an amendment, dated as of the Thirteenth Amendment Effective Date, to that certain Registration Rights Agreement, dated as of February 23, 2022, by and among the Sponsor and certain investors party thereto, which shall be in form and substance reasonably satisfactory to the Administrative Agent.

(h)       Borrower shall have delivered to the Administrative Agent an update to the 2023 Operating Budget, which shall be in form and substance reasonably acceptable to the Administrative Agent.

14

(i)       The Administrative Agent shall have received an executed assignment and assumption agreement, dated as of the Thirteenth Amendment Effective Date, by and among certain Lenders party thereto, which shall be in form and substance reasonably satisfactory to the Administrative Agent.

(j)       The Administrative Agent shall have received an executed amendment agreement, dated as of the Thirteenth Amendment Effective Date, by and among the Sponsor and certain investors party thereto, to complete the Rebalancing of Existing Warrants, which shall be in form and substance reasonably satisfactory to the Administrative Agent (the “Omnibus Warrant Amendment”).

(k)       The Administrative Agent shall have received an executed assignment agreement, dated as of the Thirteenth Amendment Effective Date, by and among certain Lenders party thereto, in respect of the assignment of certain preferred equity held by such Lenders in the Sponsor, which shall be in form and substance reasonably satisfactory to the Administrative Agent.

6.             Reaffirmation of Guarantees and Security Interests.

The Borrower, Holdings and Project Company (each, a “Reaffirming Party”) hereby acknowledges that it (a) has reviewed the terms and provisions of this Agreement, (b) consents to the amendments to the Credit Agreement effected pursuant to this Agreement and consents to the terms, conditions and other provisions of this Agreement, and (c) consents to each of the transactions contemplated hereby. Each Reaffirming Party hereby confirms that each Financing Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Financing Documents the payment and performance of all Obligations under and as defined in the Amended Credit Agreement (including all such Obligations as amended and reaffirmed pursuant to this Amendment) under each of the Financing Documents to which it is a party.

Without limiting the generality of the foregoing, each Reaffirming Party hereby confirms, ratifies and reaffirms its payment obligations, guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Financing Documents to which it is a party. For the avoidance of doubt, nothing in this Agreement shall constitute a new grant of security interest. Each Reaffirming Party hereby confirms that no additional filings or recordings need to be made, and no other actions need to be taken, by such Reaffirming Party as a consequence of this Agreement in order to maintain the perfection and priority of the security interests created by the Financing Documents to which it is a party.

Each Reaffirming Party acknowledges and agrees that each of the Financing Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its payment obligations, guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of such Financing Documents shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment or any of the transactions contemplated hereby.

7.             Miscellaneous.

(a)       Effect of Amendments. From and after the Thirteenth Amendment Effective Date, the Credit Agreement shall be construed after giving effect to the amendments set forth in Section 2 hereof and all references to the Credit Agreement in the Financing Documents shall be deemed to refer to the Amended Credit Agreement.

15

(b)       No Other Modification. Except as expressly modified by this Agreement and the Waiver, the Credit Agreement and the other Financing Documents are and shall remain unchanged and in full force and effect, and nothing contained in this Agreement shall, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, or any of the other parties, or shall alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Credit Agreement which are not by the terms of this Agreement being amended, or alter, modify or amend or in any way affect any of the other Financing Documents.

(c)       Successor and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns.

(d)       Incorporation by Reference. Sections 10.07 (Severability), 10.11 (Headings), 10.09 (Governing Law; Jurisdiction; Etc.) and 10.17 (Electronic Execution of Assignments and Certain Other Documents) of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

(e)       Financing Document. This Agreement shall be deemed to be a Financing Document.

(f)       Counterparts; Integration. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The Amended Credit Agreement and the other Financing Documents to which a Loan Party is party constitute the entire contract between and among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page to this Agreement by telecopy or scanned electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

(g)       Electronic Signatures. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the parties hereto, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(h)       Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

16

(i)       Release. IN ORDER TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO ENTER INTO THIS AGREEMENT, EACH OF THE LOAN PARTIES AND THEIR RESPECTIVE SUCCESSORS-IN-TITLE AND ASSIGNEES AND, TO THE EXTENT THE SAME IS CLAIMED BY RIGHT OF, THROUGH OR UNDER ANY OF THE LOAN PARTIES, FOR THEIR RESPECTIVE PAST, PRESENT AND FUTURE EMPLOYEES, AGENTS, REPRESENTATIVES, OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, MANAGERS, AND TRUSTEES (EACH, A “RELEASING PARTY,” AND COLLECTIVELY, THE “RELEASING PARTIES”), DOES HEREBY REMISE, RELEASE AND DISCHARGE, AND SHALL BE DEEMED TO HAVE FOREVER REMISED, RELEASED AND DISCHARGED, THE ADMINISTRATIVE AGENT AND EACH OF THE LENDERS, AND THE ADMINISTRATIVE AGENT’S AND EACH LENDER’S RESPECTIVE SUCCESSORS-IN-TITLE, LEGAL REPRESENTATIVES AND ASSIGNEES, PAST, PRESENT AND FUTURE OFFICERS, DIRECTORS, AFFILIATES, SHAREHOLDERS, MEMBERS, MANAGERS, TRUSTEES, AGENTS, EMPLOYEES, BOARD OBSERVERS, CONSULTANTS, EXPERTS, ADVISORS, ATTORNEYS AND OTHER PROFESSIONALS AND ALL OTHER PERSONS AND ENTITIES TO WHOM ANY OF THE FOREGOING WOULD BE LIABLE IF SUCH PERSONS OR ENTITIES WERE FOUND TO BE LIABLE TO ANY RELEASING PARTY, OR ANY OF THEM (COLLECTIVELY HEREINAFTER, THE “RELEASED PARTIES”), FROM ANY AND ALL MANNER OF ACTION AND ACTIONS, CAUSE AND CAUSES OF ACTION, CLAIMS, CHARGES, DEMANDS, COUNTERCLAIMS, OFFSET RIGHTS, RIGHTS OF RECOUPMENT, DEFENSES, SUITS, DEBTS, DUES, SUMS OF MONEY, ACCOUNTS, RECKONINGS, BONDS, BILLS, SPECIALTIES, COVENANTS, CONTRACTS, CONTROVERSIES, DAMAGES, JUDGMENTS, EXPENSES, EXECUTIONS, LIENS, CLAIMS OF LIENS, CLAIMS OF COSTS, PENALTIES, ATTORNEYS’ FEES, OR ANY OTHER COMPENSATION, RECOVERY OR RELIEF ON ACCOUNT OF ANY LIABILITY, OBLIGATION, DEMAND OR CAUSE OF ACTION OF WHATEVER NATURE, WHETHER IN LAW, EQUITY OR OTHERWISE (INCLUDING, WITHOUT LIMITATION, ANY SO CALLED “LENDER LIABILITY” CLAIMS, INTEREST OR OTHER CARRYING COSTS, PENALTIES, LEGAL, ACCOUNTING AND OTHER PROFESSIONAL FEES AND EXPENSES AND INCIDENTAL, CONSEQUENTIAL AND PUNITIVE DAMAGES PAYABLE TO THIRD PARTIES, OR ANY CLAIMS FOR AVOIDANCE OR RECOVERY UNDER ANY OTHER FEDERAL, STATE OR FOREIGN LAW EQUIVALENT), WHETHER KNOWN OR UNKNOWN, FIXED OR CONTINGENT, JOINT AND/OR SEVERAL, SECURED OR UNSECURED, DUE OR NOT DUE, PRIMARY OR SECONDARY, LIQUIDATED OR UNLIQUIDATED, CONTRACTUAL OR TORTIOUS, DIRECT, INDIRECT, OR DERIVATIVE, ASSERTED OR UNASSERTED, FORESEEN OR UNFORESEEN, SUSPECTED OR UNSUSPECTED, NOW EXISTING, HERETOFORE EXISTING OR WHICH MAY HERETOFORE ACCRUE AGAINST ANY OF THE RELEASED PARTIES SOLELY IN THEIR CAPACITIES AS SUCH UNDER THE FINANCING DOCUMENTS, WHETHER HELD IN A PERSONAL OR REPRESENTATIVE CAPACITY, AND WHICH ARE BASED ON ANY ACT, FACT, EVENT OR OMISSION OR OTHER MATTER, CAUSE OR THING OCCURRING AT OR FROM ANY TIME PRIOR TO AND INCLUDING THE DATE HEREOF IN ANY WAY, DIRECTLY OR INDIRECTLY ARISING OUT OF, CONNECTED WITH OR RELATING TO THE AMENDED CREDIT AGREEMENT OR ANY OTHER FINANCING DOCUMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY, AND ALL OTHER AGREEMENTS, CERTIFICATES, INSTRUMENTS AND OTHER DOCUMENTS AND STATEMENTS (WHETHER WRITTEN OR ORAL) RELATED TO ANY OF THE FOREGOING (EACH, A “CLAIM,” AND COLLECTIVELY, THE “CLAIMS”), IN EACH CASE, EXCLUDING ANY CLAIM TO THE EXTENT SUCH CLAIM AROSE OUT OF, OR WAS CAUSED BY, THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF, OR MATERIAL BREACH OF THE AMENDED CREDIT AGREEMENT OR ANY OTHER FINANCING DOCUMENT BY, SUCH RELEASED PARTIES. EACH RELEASING PARTY FURTHER STIPULATES AND AGREES WITH RESPECT TO ALL SUCH CLAIMS, THAT IT HEREBY WAIVES ANY AND ALL PROVISIONS, RIGHTS, AND BENEFITS CONFERRED BY ANY LAW OF ANY STATE OF THE UNITED STATES.

[Signature Pages Follow]

17

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized signatories as of the day and year first above written.

BKRF OCB, LLC,
as the Borrower

By:	/s/ Richard Palmer
Name:	Richard Palmer
Title:	President

BKRF OCP, LLC,
as Holdings

By:	/s/ Richard Palmer
Name:	Richard Palmer
Title:	President

BAKERSFIELD RENEWABLE FUELS, LLC,
as Project Company

By:	/s/ Richard Palmer
Name:	Richard Palmer
Title:	President

[Signature Page to Amendment No. 13 to Credit Agreement]

ORION ENERGY PARTNERS TP AGENT, LLC,
as Administrative Agent

By:	/s/ Gerrit Nicholas
Name:	Gerrit Nicholas
Title:	Managing Partner

[Signature Page to Amendment No. 13 to Credit Agreement]

ORION ENERGY CREDIT OPPORTUNITIES
FUND II, L.P.
as a Lender and as a Tranche C Lender

By:	Orion Energy Credit Opportunities Fund II GP, L.P., its general partner

By:	Orion Energy Credit Opportunities Fund II
Holdings, LLC, its general partner

By:	/s/ Gerrit Nicholas
Name:	Gerrit Nicholas
Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES
FUND II PV, L.P.,
as a Lender and as a Tranche C Lender

By:	Orion Energy Credit Opportunities Fund II GP, L.P., its general partner

By:	Orion Energy Credit Opportunities Fund II
Holdings, LLC, its general partner

By:	/s/ Gerrit Nicholas
Name:	Gerrit Nicholas
Title:	Managing Partner

[Signature Page to Amendment No. 13 to Credit Agreement]

ORION ENERGY CREDIT OPPORTUNITIES
FUND II GPFA, L.P.,
as a Lender and as a Tranche C Lender

By:	Orion Energy Credit Opportunities Fund II GP, L.P., its general partner

By:	Orion Energy Credit Opportunities Fund II
Holdings, LLC, its general partner

By:	/s/ Gerrit Nicholas
Name:	Gerrit Nicholas
Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES
GCE CO-INVEST, L.P.,
as a Lender

By:	Orion Energy Credit Opportunities Fund II GP, L.P., its general partner

By:	Orion Energy Credit Opportunities Fund II
Holdings, LLC, its general partner

By:	/s/ Gerrit Nicholas
Name:	Gerrit Nicholas
Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES
GCE CO-INVEST B, L.P.
as a Lender

By:	Orion Energy Credit Opportunities Fund II GP, L.P., its general partner

By:	Orion Energy Credit Opportunities Fund II
Holdings, LLC, its general partner

By:	/s/ Gerrit Nicholas
Name:	Gerrit Nicholas
Title:	Managing Partner

[Signature Page to Amendment No. 13 to Credit Agreement]

ORION ENERGY CREDIT OPPORTUNITIES
FUND III. L.P.,
as a Lender and as a Tranche C Lender

By:	Orion Energy Credit Opportunities Fund III GP,
L.P., its general partner

By:	Orion Energy Credit Opportunities Fund III
Holdings, LLC, its general partner

By:	/s/ Gerrit Nicholas
Name:	Gerrit Nicholas
Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES
FUND III PV., L.P.,
as a Lender and as a Tranche C Lender

By:	Orion Energy Credit Opportunities Fund III GP,
L.P., its general partner

By:	Orion Energy Credit Opportunities Fund III
Holdings, LLC, its general partner

By:	/s/ Gerrit Nicholas
Name:	Gerrit Nicholas
Title:	Managing Partner

[Signature Page to Amendment No. 13 to Credit Agreement]

ORION ENERGY CREDIT OPPORTUNITIES
FUND III GPFA, L.P.,
as a Lender and as a Tranche C Lender

By:	Orion Energy Credit Opportunities Fund III GP,
L.P., its general partner

By:	Orion Energy Credit Opportunities Fund III
Holdings, LLC, its general partner

By:	/s/ Gerrit Nicholas
Name:	Gerrit Nicholas
Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES
FUND III GPFA PV., L.P. ,
as a Lender and as a Tranche C Lender

By:	Orion Energy Credit Opportunities Fund III GP,
L.P., its general partner

By:	Orion Energy Credit Opportunities Fund III
Holdings, LLC, its general partner

By:	/s/ Gerrit Nicholas
Name:	Gerrit Nicholas
Title:	Managing Partner

[Signature Page to Amendment No. 13 to Credit Agreement]

VOYA RENEWABLE ENERGY
INFRASTRUCTURE ORIGINATOR L.P., as Lender
VOYA RENEWABLE ENERGY
INFRASTRUCTURE ORIGINATOR I LLC,
as a Lender

By:	Voya Alternative Asset Management LLC, as Agent

By:	/s/ Edward Levin
Name:	Edward Levin
Title:	Senior Vice President

[Signature Page to Amendment No. 13 to Credit Agreement]

LIF AIV 1, L.P.
as a Lender

By:	GCM Investments GP, LLC, its General Partner

By:	/s/ Todd Henigan
Name:	Todd Henigan
Title:	authorized signatory

[Signature Page to Amendment No. 13 to Credit Agreement]

Exhibit A

to Amendment No. 13

ANNEX I
TO
CREDIT AGREEMENT

Commitments and Existing Loans

	Outstanding Tranche A Loans as of Amendment No. 13	Outstanding Tranche B Loans as of Amendment No. 13	Outstanding Tranche C Loans as of Amendment No. 13	Tranche C Loans to be Converted to Tranche D Loans as of Amendment No. 13	Tranche D Loans to be Funded within 3 BDs of the Thirteenth Amendment Effective Date[1]	Remaining Unfunded Tranche D Commitments	Total Tranche D Commitments
Orion Energy Credit Opportunities Fund II, L.P.	$23,242,477.14	$6,701,302.71	$4,457,432.60	$5,494,171	$383,721	-	$5,877,892
Orion Energy Credit Opportunities Fund II PV, L.P.	$37,349,407.49	$10,768,634.79	$7,162,853.39	$8,464,561	$578,476	-	$9,043,037
Orion Energy Credit Opportunities Fund II GPFA, L.P.	$2,289,772.37	$660,190.66	$439,131.93	$541,268	$37,803	-	$579,071
Orion Energy Credit Opportunities GCE Co-Invest, L.P.	$35,035,167.98	$122,814,572.71	-	-	-	-	-
Orion Energy Credit Opportunities GCE Co-Invest B, L.P.	-	$5,266,687.15	-	-	-	-	-
Orion Energy Credit Opportunities Fund III PV, L.P.	-	$24,116,506.64	$3,656,686.88	$4,303,005	$293,409	-	$4,596,413
Orion Energy Credit Opportunities Fund III GPFA, L.P.	-	$1,831,351.28	$277,255.20	$336,458	$23,315	-	$359,773
Orion Energy Credit Opportunities Fund III, L.P.	-	$52,678,706.36	$7,975,246.61	$9,678,229	$670,644	-	$10,348,872
Orion Energy Credit Opportunities Fund III GPFA PV, L.P.	-	$992,305.33	$150,229.22	$182,308	$12,633	-	$194,941
LIF AIV 1, L.P.	-	$98,826,066.78	-	-	$5,000,000	-	$5,000,000
Voya Renewable Energy Infrastructure Originator I LLC	-	$18,219,148.87	-	-	-	-	-
Voya Renewable Energy Infrastructure Originator L.P.	-	$29,474,958.10	-	-	-	-	-
Total	$97,916,824.98	$372,350,431.38	$24,118,835.83	$29,000,000	$7,000,000	-	$36,000,000

[1]	Note: Lenders affiliated with Orion intend to fund on the Thirteenth Amendment Effective Date.

Exhibit B-1

to Amendment No. 13

ANNEX II

TO

CREDIT AGREEMENT

Prepayment Premium and Tranche D Minimum Return Calculations

[Attached]

Part A: Prepayment Premium

Tranche A+B

Annual Interest Rate (Rate)	15.00%
Days per Year (Days)	360

Prepayment Premium Sample Calculation	Example 1	Example 2	Example 3	Example 4	Examples 5	Example 6
Date of Prepayment	9/25/2020	9/25/2022	9/25/2022	12/6/2022	1/23/2023	1/23/2023
Funding Dates
Loan 1	5/7/2020	5/7/2020	5/7/2020	5/7/2020	5/7/2020	5/7/2020
Loan 2		7/29/2020	7/29/2020	7/29/2020	7/29/2020	7/29/2020
End of Prepayment Premium Window
Loan 1	1/7/2023	1/7/2023	1/7/2023	1/7/2023	1/7/2023	1/7/2023
Loan 2		3/29/2023	3/29/2023	3/29/2023	3/29/2023	3/29/2023
Davs Remaining in Window
Loan 1	835	105	105	33	-	-
Loan 2	-	186	186	114	66	66
Total Amount of Called Principal	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000	100,000,000
Outstanding Balance
Loan 1	50,000,000	50,000,000	30,000,000	-	50,000,000	50,000,000
Loan 2		200,000,000	180,000,000	180,000,000	200,000,000	200,000,000
Called Principal
Loan 1	50,000,000	50,000,000	30,000,000	-	50,000,000	50,000,000
Loan 2	-	-	20, 000,000	50,000,000	-	50,000,000
Prepayment Premium Amount
Loan 1	17,395,833	2,187,500	1,312,500	-	-	-
Loan 2	-	-	1,550,000	2,375,000	-	1,375,000

Tranche C

Annual Interest Rate (Rate)	15.00%
Days per Year (Days)	360

Prepayment Premium Sample Calculation	Example 1	Example 2	Example 3	Example 4	Example 5
Date of Prepayment	3/31/2023	3/31/2025	3/31/2025	12/31/2025	10/1/2026
Funding Dates
Tranche C	1/31/2023	1/31/2023	1/31/2023	1/31/2023	1/31/2023
End of Prepayment Premium Window
Tranche C	8/31/2029	8/31/2029	8/31/2029	8/31/2029	8/31/2029
Days Remaining in Window
Tranche C	2,346	1,615	1,615	1,340	1,066
Total Amount of Called Principal	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000
Outstanding Balance
Tranche C	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000
Called Principal
Tranche C	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000
Prepayment Premium Amount
Tranche C	21,459,167	14,758,333	14,758,333	12,237,500	9,725,833

Part B: Tranche D Minimum Return

Minimum Return Sample Calculation	Calculations	Example 1		Example 2		Example 3		Example 4		Example 5		Example 6
Date of Repayment		10/31/2023		11/30/2023		12/31/2023		1/31/2024		2/29/2024		3/31/2024
Funding Dates		6/30/2023		6/30/2023		6/30/2023		6/30/2023		6/30/2023		6/30/2023
Months Since Funding Date	Repayment less Funding Date	4		5		6		7		8		9
Total Amount of Called Principal		85,000,000		85,000,000		85,000,000		85,000,000		85,000,000		85,000,000
Applicable Prepayment Premium		1.25	x	1.25	x	1.25	x	1.60	x	1.60	x	1.60	x
Minium Return Amount	Premium x Called Principal	106,250,000		106,250,000		106,250,000		136,000,000		136,000,000		136,000,000

Exhibit B-2

to Amendment No. 13

ANNEX III

TO

CREDIT AGREEMENT

Target Debt Balances

Date	Target Debt Balance	Payment
9/30/2023	542,542,441.06
12/31/2023	519,403,626.17	(23,138,814.89)
3/31/2024	495,161,405.19	(24,242,220.98)
6/30/2024	470,000,000.00	(25,161,405.19)
9/30/2024	446,517,684.41	(23,482,315.59)
12/31/2024	422,135,213.40	(24,382,471.02)
3/31/2025	396,466,301.65	(25,668,911.75)
6/30/2025	370,000,000.00	(26,466,301.65)
9/30/2025	188,479,149.63	(181,520,850.37)
12/31/2025	-	(188,479,149.63)
3/31/2026	-	-
6/30/2026	-	-
9/30/2026	-	-
12/31/2026	-	-
3/31/2027	-	-
6/30/2027	-	-
9/30/2027	-	-